Exhibit 10.1






                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT



                                      AMONG



                              SWIFT ENERGY COMPANY,
                                  AS BORROWER,



                      BANK ONE, TEXAS, NATIONAL ASSOCIATION
                            AS ADMINISTRATIVE AGENT,
                                BANK OF MONTREAL
                            AS SYNDICATION AGENT, AND
                                NATIONSBANK, N.A.
                             AS DOCUMENTATION AGENT



                                       AND



                          THE LENDERS SIGNATORY HERETO




                             Effective July 19, 1999






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                                TABLE OF CONTENTS

                                                                       PAGE

ARTICLE I    DEFINITIONS.......................................................1
             1.01  Terms Defined Above.........................................1
             1.02  Terms Defined in Agreement..................................1
             1.03  References..................................................1
             1.04  Articles and Sections.......................................2
             1.05  Number and Gender...........................................2

ARTICLE II   AMENDMENTS........................................................2
             2.01     Amendment of Section 1.2.................................2
             2.02     Amendment of Section 6.20................................3

ARTICLE III  CONDITIONS........................................................3
             3.01     Receipt of Documents.....................................3
             3.02     Accuracy of Representations and Warranties...............3
             3.03     Matters Satisfactory to Lender...........................3

ARTICLE IV   REPRESENTATIONS AND WARRANTIES....................................4

ARTICLE V    RATIFICATION......................................................4

ARTICLE VI   MISCELLANEOUS.....................................................4
             6.01     Scope of Amendment.......................................4
             6.02     Agreement as Amended.....................................4
             6.03     Parties in Interest......................................4
             6.04     Rights of Third Parties..................................4
             6.05     ENTIRE AGREEMENT.........................................4
             6.06     GOVERNING LAW............................................5
             6.07     JURISDICTION AND VENUE...................................5

        THIRD AMENDMENT TO CREDIT AGREEMENT


     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of July 19, 1999, by and among SWIFT ENERGY COMPANY, a Texas corporation (the "Borrower"), each lender that is a signatory hereto or becomes a signatory hereto as provided in Section 9.1 (individually, together with its successors and assigns, a Lender and, collectively, together with their respective successors and assigns, the Lenders), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the Administrative Agent), BANK OF MONTREAL, a Canadian chartered bank as Syndication Agent, and NATIONSBANK, N.A., a national banking association as Documentation Agent.

                              W I T N E S S E T H:

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 18, 1998, as amended by First Amendment to Credit Agreement dated September 30, 1998, and as further amended by Second Amendment to Credit Agreement dated December 31, 1998 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

          1.01  Terms  Defined  Above.  As  used  herein,   each  of  the  terms
     "Agreement," "Borrower," "Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Third Amendment to Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.


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     1.04 Articles and Sections. This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II.
                                   AMENDMENTS

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

     2.01 Amendment of Section 1.2 Section 1.2 of the Agreement is hereby amended in part to read as follows:

     The following definition is amended to read as follows:

     Senior Subordinated Debt shall mean the Indebtedness of Borrower under the Senior Subordinated Notes in the amount up to $150,000,000 due 2009, issued or to be issued in accordance with the terms of the Prospectus Supplement draft dated July 6, 1999, relating thereto.

     2.02 Amendment of Section 6.20. Section 6.20 of the Agreement is hereby amended to read as follows:

     6.20 Senior Subordinated Debt. The terms of the Senior Subordinated Debt shall not deviate materially from the Prospectus Supplement draft dated July 6, 1999.






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                                  ARTICLE III.
                                   CONDITIONS

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

          (a) multiple counterparts of this Third Amendment, as requested by the Lender;

          (b) receipt of executed signature pages from the Required Lenders; and

          (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

     3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

     3.03  Matters   Satisfactory  to  Lender.   All  matters  incident  to  the
consummation of the transactions contemplated hereby shall be satisfactory to the Lender.


                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.


                                   ARTICLE V.
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.




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                                   ARTICLE VI.
                                  MISCELLANEOUS

     6.01 Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

     6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

     6.03 Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

     6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

     6.05  ENTIRE  AGREEMENT.   THIS  THIRD  AMENDMENT  CONSTITUTES  THE  ENTIRE
AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     6.06 GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.


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     6.07  JURISDICTION  AND VENUE.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO,
ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed effective the date first hereinabove written.


                                        BORROWER:

                                        SWIFT ENERGY COMPANY



                                        By: /s/ John R. Alden
                                            ------------------------------------
                                            John R. Alden
                                            Senior Vice President


Address for Notices:

Swift Energy Corporation
16825 Northchase Drive, Suite 400
Houston, Texas  77060
Attention:  John R. Alden
Telecopy:  (281) 874-2701








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                                    ADMINISTRATIVE AGENT AND LENDER:

                                    BANK ONE, TEXAS, NATIONAL
                                    ASSOCIATION

                                    By: /s/ Jeff Dalton
                                        ----------------------------------------
                                        Jeff Dalton
                                        Vice President

Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

910 Travis
Houston, Texas 77002

Address for Notices:

Bank One, Texas, National Association
910 Travis
Houston, Texas 77002
Attention: Charles Kingswell-Smith
Telecopy:  (713) 751-3544















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                                       LENDER:

                                       BANK OF MONTREAL

                                       By: /s/ J. R. Whitmore
                                           -------------------------------------
                                           J. R. Whitmore
                                           Director


Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

115 S. LaSalle
11th Floor
Chicago, Illinois 60603
Attention: Charlo Chase


Address for Notices:

Bank of Montreal
700 Louisiana, Suite 4400
Houston, Texas 77002
Attention: Christa Hash
Telecopy:  (713) 223-4007












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                                        LENDER:

                                        BANK OF SCOTLAND

                                        By: /s/ Annie Chin Tat
                                            ------------------------------------
                                            Annie Chin Tat
                                            Senior Vice President



Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

565 Fifth Avenue
New York, New York 10017
Attention: Karen Workman


Address for Notices:
1200 Smith Street
Suite 1750
Houston, Texas 77002
Attention: Richard Butler
Telecopy: 713-651-5714

With a copy to:
Annie Chin Tat
565 Fifth Avenue
New York, New York 10017






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                                          LENDER:

                                          BANK OF AMERICA, N.A. formerly known
                                          as NATIONSBANK, N.A.)

                                          By: /s/ Ronald E. McKaig
                                              ----------------------------------
                                              Ronald E. McKaig
                                              Managing Director

Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

901 Main Street, 14th Floor
Dallas, Texas 70202
Attention: Terri Smith


Address for Notices:
333 Clay Street, Suite 4550
Houston, Texas 77002-4103
Attention: Ron McKaig
Telecopy: 713-651-4888












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                                        LENDER:

                                        THE SANWA BANK, LIMITED

                                        By: /s/ Clyde L. Redford
                                            ------------------------------------
                                            Clyde L. Redford
                                            Vice President



Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

Park Avenue Plaza
55 East 52nd Street
New York, New York 10055
Attention: Wai Mei (Sandy) Lew

Address for Notices:
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055
Attention: Ko Oshima
Telecopy: 212-754-2360

Copy to:

1200 Smith Street, Suite 2670
Houston, Texas 77002
Attention: Clyde Redford
Telecopy: 713-654-1462





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                                         LENDER:

                                         CIBC INC.

                                         By: /s/ Roger Colden
                                             -----------------------------------
                                             Roger Colden
                                             Authorized Signatory



Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

2727 Paces Ferry Road
Suite 1200
2 Paces West, Bldg. 2
Atlanta, Georgia 30339
Attention: Kathryn McGovern
               Senior Associate


Address for Notices:
1600 Smith Street
Suite 3000
Houston, TX 77002
Attention: Mark H. Wolf
Telecopy: 713-650-2588









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                                        LENDER:

                                        FIRST UNION NATIONAL BANK

                                        By: /s/ Paul N. Riddle
                                            ------------------------------------
                                            Senior Vice President



Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

1001 Fannin Street
Suite 2255
Houston, Texas 77002
Attention: Debbie Blank
                  Portfolio Administrator

Address for Notices:
1001 Fannin Street, Suite 2255
Attention: Paul N. Riddle
Telecopy: 713-650-6354














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                                          LENDER:

                                          SOCIETE GENERALE, SOUTHWEST AGENCY

                                          By: /s/ Elizabeth W. Hunter
                                              ----------------------------------
                                              Elizabeth W. Hunter
                                              Director

Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

2001 Ross Avenue, Suite 4800
Dallas, Texas 75201
Attention: Stacie Row


Address for Notices:

1111 Bagby, Suite 2020
Houston, TX 77002
Attention: Elizabeth W. Hunter
Telecopy: 713-650-0824
















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                                          LENDER:

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By: /s/ Pascal Poupelle
                                              ----------------------------------
                                              Pascal Poupelle
                                              President and Chief Operating
                                                Officer


Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

1301 Avenue of the Americas, 15th Floor
New York, New York 10019
Attn: Loan Administration Department

with a copy to:

1100 Louisiana, Suite 5360
Houston, Texas 77002
Attention: Bernadette Archie


Address for Notices:

1301 Avenue of the Americas, 15th Floor
New York, New York 10019
Attn: Loan Administration Department

with a copy to:

1000 Louisiana, Suite 5360
Houston, TX 77002
Attention: Jeff Baker
Telecopy: 713-751-0307


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                                           LENDER:

                                           ABN-AMRO BANK N.V.

                                           By: /s/ Jamie A. Conn
                                               ---------------------------------
                                               Jamie A. Conn
                                               Vice President


                                           By: /s/ Stuart Murray
                                               ---------------------------------
                                               Stuart Murray
                                               Vice President


Applicable Lending Office
for Floating Rate Loans and
LIBO Rate Loans:

208 South LaSalle Street, Suite 1500
Chicago, Illinois 60604
Attention: Loan Administration

Address for Notices:
208 South LaSalle Street, Suite 1500
Chicago, Illinois 60604
Attention: Karen MacAllister
Telecopy:   312-904-8840

with copy to:

Three Riverway, Suite 1700
Houston, Texas 77056
Attention: Jamie Conn